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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated February 10, 1997 included in Camco International Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Houston, Texas
March 20, 1997